Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Robert J. O’Connell, Director, Chairman, President, and Chief Executive Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as Director, Chairman, President, and Chief Executive Officer of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as Director, Chairman, President, and Chief Executive Officer of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of January 2004.

/s/ Robert J. O’Connell
Robert J. O’Connell	Witness
Director, Chairman, President,
and Chief Executive Officer

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Howard Gunton, Executive Vice President, Principal Accounting Officer, and Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as Executive Vice President, Principal Accounting Officer, and Chief Financial Officer of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as Executive Vice President, Principal Accounting Officer, and Chief Financial Officer of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 3rd day of February 2004.

/s/ Howard Gunton
Howard Gunton	Witness
Executive Vice President,
Principal Accounting Officer
And Chief Financial Officer

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, James R. Birle, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 18th day of January 2004.

/s/ James R. Birle
James R. Birle	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Gene Chao, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 23rd day of January 2004.

/s/ Gene Chao
Gene Chao	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, James H. DeGraffenreidt, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 23rd day of January 2004.

/s/ James H. DeGraffenreidt, Jr.
James H. DeGraffenreidt, Jr.	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, James L. Dunlap, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 17th day of January 2004.

/s/ James L. Dunlap
James L. Dunlap	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, William B. Ellis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of January 2004.

/s/ William B. Ellis
William B. Ellis	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Robert Essner, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 14th day of January 2004.

/s/ Robert Essner
Robert Essner	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Robert M. Furek, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 23rd day of January 2004.

/s/ Robert M. Furek
Robert M. Furek	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, William N. Griggs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of January 2004.

/s/ William N. Griggs
William N. Griggs	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, William B. Marx, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of January 2004.

/s/ William B. Marx, Jr.
William B. Marx, Jr.	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, John F. Maypole, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of January 2004.

/s/ John F. Maypole
John F. Maypole	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, Marc Racicot, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), does hereby constitute and appoint Ken Cohen, Ann Lomeli, and Robert Liguori, each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as a member of the Board of Directors of MassMutual said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a member of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of January 2004.

/s/ Marc Racicot
Marc Racicot	Witness
Member, Board of Directors

Exhibit 10(ii)

POWER OF ATTORNEY: SEC FILINGS

The Undersigned, Thomas A. Monti, President and Chief Executive Officer of MML Distributors, LLC (“MML Distributors”), does hereby constitute and appoint Ken Cohen, Anne Lomeli, Robert Liguori, Michael Chong, and James M. Rodolakis, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as President and Chief Executive Officer of MML Distributors that said attorneys and agents may deem necessary or advisable to enable Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as President and Chief Executive Officer of MML Distributors to any and all registration statements and/or amendments thereto that are filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Panorama Separate Account

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

Connecticut Mutual Variable Life Separate Account I

CML/OFFITBANK Separate Account

MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

Panorama Plus Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 23rd day of January, 2004.

/s/ Thomas A. Monti
Thomas A. Monti	Witness
President and
Chief Executive Officer
MML Distributors

Exhibit 10(ii)

POWER OF ATTORNEY: SEC FILINGS

The Undersigned, Thomas A. Monti, President of MML Investors Services, Inc. (“MMLISI”), does hereby constitute and appoint Ken Cohen, Anne Lomeli, Robert Liguori, Michael Chong, and James M. Rodolakis, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as President of MMLISI Distributors that said attorneys and agents may deem necessary or advisable to enable Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as President of MMLISI to any and all registration statements and/or amendments thereto that are filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Panorama Separate Account

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

Connecticut Mutual Variable Life Separate Account I

CML/OFFITBANK Separate Account

MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

Panorama Plus Separate Account

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 23rd day of January, 2004.

/s/ Thomas A. Monti
Thomas A. Monti	Witness
President
MMLISI